UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21465

CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600, Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer CBRE Clarion Global Real Estate Income Fund 201 King of Prussia Road, Suite 600 Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-711-4272

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report(s) to Stockholders.

The Annual Report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Annual Report for the Year Ended December 31, 2013

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2013

Letter to Shareholders	2

Portfolio of Investments	9

Financial Statements	11

Notes to Financial Statements	16

Supplemental Information (unaudited)	23

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

ANNUAL REPORT 2013	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2013 Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Global real estate stocks, as measured by the S&P Developed Property Index (S&PDPI) (1), generated positive total return again in 2013, with property stocks advancing in all three major regions (Europe, Americas and Asia-Pacific). Performance was strong during the early part of the year in an environment of declining interest rates, but then experienced a reversal in many countries from May to August as interest rates moved higher on the back of comments by the U.S. Federal Reserve Chairman that a strengthening economy could lead to “tapering” of its quantitative easing policy. However, in the last four months of the year property stocks stabilized and began to rise again as positive factors (continued improvement in real estate fundamentals, strong earnings growth, rising dividends, and access to attractively priced capital) helped to offset the fear of higher interest rates. Japanese property stocks were the best performers last year driven by twin catalysts: Prime Minister Abe’s government stimulus program and accommodative monetary policy from the Bank of Japan. Property stock returns were also strong in Europe, most notably in the U.K.

During the 2013 calendar year, the S&PDPI rose +5.9%, while the MSCI REIT Preferred Index (MSRPI) (2) fell -6.3%. The Trust’s Net Asset Value Return (“NAV Return” i.e., increase in NAV plus dividends paid by the Trust) was +0.9% for 2013, which trailed the +3.4% return of a blended index comprised of 80% S&PDPI and 20% MSRPI (3). On average during 2013, 10% of the Trust’s portfolio was invested in preferred stock, and the Trust’s preferred stock holdings outperformed the MSRPI for the year. The Trust’s common stock holdings, which comprised 89% of the Trust’s portfolio on average during the year, slightly underperformed the S&PDPI. The Trust’s market price return of -4.9% (i.e., stock price appreciation plus reinvested dividends) trailed the NAV Return as the discount of the Trust’s share price to NAV widened during the period (from a 7% discount at the end of 2012 to a 12% discount at December 31, 2013). The Trust continues to employ little leverage in an effort to reduce volatility.

The Trust paid total dividends of $0.54 per share in 2013 (12 regular monthly dividends of $0.045 per share) which represents a 6.8% yield on the $7.92 share price and a 6.0% yield on the $9.04 NAV per share as of December 31, 2013. Since inception, the Trust has paid total dividends of $12.77 per share.

The Trust’s dividend is established by the Board at regular intervals with consideration of the portfolio’s level of investment income, potential capital appreciation and market conditions. The Board strives to establish a level monthly dividend that, by the end of the year, satisfies the requirement (under applicable tax regulations) to distribute all income and realized gains, with a minimum of special distributions. The volatility of property stocks during 2013 made this particularly challenging. After strong gains through April, we estimated that dividends paid (and

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

(3)	We include the return of this “blended index” as a reference point, since the Trust invests in both common and preferred stocks issued by listed property companies. The Trust does not have a formal performance benchmark.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

projected to be paid) would be fully covered by the Trust’s net investment income. However, because of the share price declines later in the year, we estimate that a substantial portion of the Trust’s 2013 dividends will be characterized as return of capital. All of the Trust’s capital gains were offset by the application of losses sustained in past years. The Board continues to review the sustainability of the Trust’s regular monthly dividend and based on anticipated income and expected gains in 2014, has decided to maintain the monthly dividend at the current level rate of $0.045 per share.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography as shown in the pie charts below. The geographic mix of the portfolio changed during the past twelve months. At December 31, 2013, the Trust’s portfolio was 47% invested in common stock within the Americas region, 17% in Europe, 27% in Asia-Pacific, with 9% invested in preferred stock of US real estate companies. During the course of the year the Trust’s exposure to North America was reduced by approximately 4% (specifically by reducing our holdings of Canadian REITs and US preferred stock). The Trust’s exposure to European property stocks (Continental Europe and the U.K.) increased by 5%. In the Asia-Pacific region, the Trust increased its exposure to Japanese property companies by 3% and reduced exposure to Australia by a comparable amount. Despite reductions in its exposure to Australia and Canada, the Trust remains overweight to both countries reflecting attractive yields and solid real estate fundamentals. By property type, we continue to favor retail properties, particularly top-quality malls (because of their enduring and growing cash flows during most economic cycles). A number of the portfolio’s investments in the Asia-Pacific region are categorized as “diversified” as companies in the region tend to specialize by geography, owning a mix of high quality office, retail and residential properties. The Trust also maintains meaningful positions in the industrial, apartment and office sectors, which stand to benefit from the acceleration in economic activity we expect, particularly in the U.S.

Geographic Diversification	Sector Diversification

Source CBRE Clarion. Geographic and Sector diversification figures are unaudited. Percentages presented are based on managed trust assets, which includes borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated with reference to net assets of the Trust.

Market Commentary

Property shares performed better than bonds but lagged general equities for the first time in years. Real estate values generally rose during the year.

Global Real Estate Performance by Country* as of December 31, 2013

Region/ Country	2013	2012
World	5.9%	28.9%
North America	2.3	18.5
Canada	-6.1	20.4
United States	2.8	18.4
Europe	15.7	30.7
Continental Europe	10.3	28.2
United Kingdom	25.7	35.7
Asia-Pacific	6.7	43.3
Australia	-6.2	34.4
Hong Kong	-6.6	38.2
Japan	29.3	46.4
Singapore	-8.5	62.6

*Please	note that not all countries are displayed. Past performance is no guarantee of future results.

ANNUAL REPORT 2013	3

Listed property sector growth accelerated in 2013. Last year listed property companies raised $58 billion of new equity, a notable increase from the $30 billion and $35 billion raised in 2011 and 2012 respectively. Public real estate companies continue to grow.

The equity market capitalization of Global REITs today is $2.3 trillion. Considering an average leverage of 35%, this means that listed real estate companies control assets exceeding $3.5 trillion around the globe. That’s a large pool of commercial real estate holdings including many of the highest quality and most prominent properties in cities around the world. The daily trading volume of the 900+ listed real estate companies comprising the global REIT market is over $9 billion per day, making it accessible to real estate investors of all sizes.

Despite the effects of the global financial crisis, the universe of global listed property companies has grown by almost 400 companies and has nearly tripled in size by equity market capitalization since 2004. This growth has been driven by both the expansion of the existing companies and the election of many owners and operators of quality commercial property portfolios to become public companies.

Some of the world’s most recognized real estate and real estate brands became public in 2013. Over $25 billion of initial public offerings (IPOs) occurred last year including some very high profile, quality companies. In the first quarter of 2013, Nippon Prologis completed an approximately $1 billion listing of a high quality industrial property portfolio in Japan. Later in the year, two significant IPOs of German residential companies were completed, raising an aggregate of $2.6 billion for LEG Immobilien and Deutsche Annington. In the U.S., IPOs raised almost $8 billion last year. The IPO of Empire State Realty Trust brought the Empire State Building and a portfolio of other New York office buildings public in October. In December, Blackstone listed Hilton, the iconic global hotel brand. Hilton’s listing marked its return to the public markets after being a private company since 2007.

Interestingly, both the Hilton and Empire State IPOs occurred at pricing that was at a discount to Net Asset Value (NAV) – or what we estimate the private market values for a similar property portfolio would have been. The decision to proceed with the IPOs reflects in part the sponsors recognition that listed real estate companies have shown a continuing advantage for accessing capital (both debt and equity). REITs have proven to be a good vehicle for owner operators of income-producing real estate.

Global Equity Issuance

Source:    CBRE Clarion as of 12/31/2013

*2013 Includes the listing of COLE Real Estate Investments non-traded shares

Information is the opinion of CBRE Clarion as which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance. Past performance is no guarantee of future results.

Transaction volumes are on the rise – cap rates hold firm. Commercial property sales transaction volumes globally have recovered from the lows of the global financial crisis in 2008 but are still down from the peak volumes of 2006-7. According to data from Real Capital Analytics global transaction volume has been consistently in the range of $800 billion in the last three years. The heavy volume of transactions contributed to capitalization rates being steady to lower during the year despite higher bond yields.

Low leverage and long-term debt maturities mitigate effects of rising rates. One reason for the resilience of property companies to a rising rate environment is the strength of balance sheets, which includes conservative leverage levels, a high proportion (on average) of fixed rate debt, and staggered debt maturities. As the table indicates below, average leverage to total asset value for global property companies is 34%, with an average proportion of fixed rate debt of 78% and debt duration of approximately five years. Thus, in any given year, only a portion of debt is being rolled and typically this is being done on terms that were set a few years

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

ago (for fixed maturities) and therefore the rates are more likely to fall than conventional wisdom would suggest, even in an environment with upward pressure on medium term interest rates.

Balance Sheet Profile Analysis

Country*	LTV	Floating Rate	Fixed Rate	Average Maturity of Fixed Debt (Years)
Americas	37%	12%	88%	5.4
United States	36%	12%	88%	5.4
Canada	47%	5%	95%	5.1
Europe	43%	17%	83%	5.8
United Kingdom	37%	15%	85%	7.5
Continental Europe	46%	18%	82%	4.9
Asia-Pacific	27%	37%	63%	4.5
Australia	26%	27%	73%	4.8
Hong Kong/China	20%	69%	31%	3.9
Japan	34%	15%	85%	5.2
Singapore	30%	24%	77%	3.6
World	34%	22%	78%	5.1

Source: CBRE Clarion as of 12/31/2013. *All countries not included. Information is subject to change and should not be viewed as an investment recommendation. Any factors discussed are not indicative of future investment performance.

We estimate, for example, that among U.S. REITs, refinancing is accretive to earnings (funds from operations or cash flow per share) until yields on 10-year Treasuries reach approximately 3.75%, well above current rates. The U.S. REIT universe has approximately $46 billion of debt maturing over the next two years, representing 19% of the sector’s total debt, with average interest rates on debt maturities of 5.3% (2014) and 5.0% (2015) compared to current market cost of debt of approximately 4.3%. Therefore, the in-place cost of debt remains higher than refinancing rates despite the recent upward moves in rates. Among European property companies, we estimate the impact of refinancing on earnings will be relatively slight as well. We believe that the potential earnings impact of higher rates in the Asia-Pacific region will also be muted because overall debt levels are lower than the global average and yet maturities still average almost 5 years. In general, property companies tend to be well positioned for a rising rate environment.

2014 Outlook

The case for investment in listed property remains strong, particularly following a year of modest returns. The investment case for property companies remains solid based on: (1) improving earnings, (2) attractive dividend yield, (3) growing dividends, (4) valuations that remain attractive relative to private market real estate values, (5) continued access to attractively priced capital, and (6) a robust transaction market in which listed property companies are actively involved.

We expect attractive total returns for property stocks in 2014. We also expect a well-supported dividend yield, 7% cash flow per share growth and stable to improving earnings multiples. We make this projection to provide some background on our portfolio positioning with full knowledge that predictions can often be wrong and that assumptions will likely change over the course of the year. In a world of gradual economic improvement, listed real estate trading at discounted valuations should offer investors attractive total return potential.

Global economic growth is improving. Though 2013 real GDP underperformed expectations at the start of the year, the forecasts for 2014 have increased with the exception of the Eurozone and Asia ex Japan. Global economic growth prospects appear to be improving despite a sense that the recovery has taken longer and been more tepid than projected several years ago. Projected global GDP growth for 2013 and 2014 is in the 2% and 3% range, respectively, with the U.S. helping to drive 2014 growth at a forecast of 3.4%. It’s increasingly clear that economic conditions are gradually improving, with more visibility than in recent years.

Earnings growth will accelerate slightly to 7% in 2014. We expect earnings growth for 2013 to end up at 6%. Our forecast is for 7% growth in 2014, with a similar rate of growth again in 2015, as the economic recovery begins to gain traction (which will positively affect real estate cash flows as occupancies improve, concessions decline and rental rates grow). Other positive factors include improved balance sheets, access to attractively priced capital (both equity and debt) and an active transactions market.

ANNUAL REPORT 2013	5

Dividends offer attractive yields with strong growth expected in 2014 and 2015. Listed property companies’ dividend yield currently averages just under 4% globally. Payout policies remain conservative so we believe the dividends are secure. The spread between dividend and bonds yields also continues to be above the long-term average. Unlike bonds, however, real estate company dividends are not fixed. In fact, property companies’ dividends are growing at a very healthy clip. We project average dividend growth to be 7% in 2014 and 2015, in line with earnings growth.

Global Real Estate Dividend Growth

Source: CBRE Clarion universe as of 12/31/2013. Information is the opinion of CBRE Clarion and is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance. Yields fluctuate and are not guaranteed.

Listed real estate values are discounted. Because real estate values grew faster than property company stock prices last year, the discount to private market real estate values widened. We estimate that listed property companies are trading at an average discount of 12% to net asset value (NAV or the private market value of equivalent quality real estate), an increase from the 3% discount at the end of 2012. As shown in the graph below, listed real estate companies are trading at a discount in every global market, except Canada.

The discount to NAV provides a “cushion” for stock prices if interest rates continue to go up. In effect, the market has already built higher cap rates into its pricing than we expect. This provides some potential additional upside to the returns expected from a growing dividend stream and higher earnings which should lift stock prices.

NAV Premium/Discount by Region

Information is the opinion of CBRE Clarion as of 12/31/2013, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance. *Singapore historical average beginning in December 2004.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Interest rates are expected to rise. Central banks globally continue to maintain accommodative monetary policy, with policy rates remaining at or near zero for many major global economic players, including the U.S., the Eurozone and Japan. However, forward yield curves imply that interest rates on 10-year sovereign debt are expected to be higher one year from now in many major markets. For instance, the yield on the 10-year U.S. Treasury bond is expected to be 50 bps higher (i.e., 3.5% versus a 3.0% yield at year end 2013).

Real estate companies can perform well in the face of rising rates. Conventional wisdom is to sell high yielding investments when interest rates are rising. In the middle of last year, the market had a typical “knee jerk” reaction when property company share prices declined as interest rates began to rise (in some markets 15% or more).

The market’s knee jerk reaction, however, seems to fly in the face of the long-term performance of real estate and real estate stocks in periods of rising interest rates, especially when the cause is accelerating economic growth. Listed companies can and have performed well in a rising interest rate environment.

We’ve examined performance data for listed property companies in markets all around the world over the last 20 years to see how stocks perform when rates are increasing or decreasing. In each of the major markets we examined, we found the same thing, real estate companies actually tend to have better performance when interest rates are rising than when rates are falling.

The following chart looks at how U.S. REITs performed during a 12 month period when the 10-year Treasury rate was increasing or decreasing by the amount shown along the X-axis. The green bars at the right of the graph are the performance of REITs when rates were rising. The gray bars are the performance of REITs when rates were decreasing. The data varies in absolute terms, but shows the same result in Japan, Hong Kong and the UK – real estate company stocks have delivered positive returns when rates are rising and in fact, have done better when rates are rising than when rates are falling.

U.S. REIT Performance in a Rising Interest Rate Environment

Source: Bloomberg and CBRE Clarion as of 12/31/2013. Data from December 1994-December 2013 (217 twelve month observations). MSCI U.S. REIT Index, U.S. Generic Govt. Bond 10-Year Yield. An index is unmanaged and not available for direct investment. Yields fluctuate and are not guaranteed. Past performance is no guarantee of future results.

This may seem surprising at first, but is actually quite logical when you think about it. Real estate stocks are NOT bonds… their dividends are NOT fixed. Real estate company dividends rise (and fall) in relation to the underlying earnings. When economic conditions are getting better, it generally means that demand for real estate is improving – occupancies increase and landlords can increase their rents (and decrease the concessions they pay to attract or retain tenants). As real estate fundamentals improve, the companies see increasing revenues and earnings growth which leads to increased dividends. Dividend growth is an effective offset in many markets to higher interest rates.

ANNUAL REPORT 2013	7

We believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES, LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion Securities believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimate, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. The securities discussed herein should not be perceived as a recommendation to purchase or sell any particular security. It should not be assumed that investments in any of the securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments

December 31, 2013

Shares		Market Value ($)
	Real Estate Securities* – 106.8%
	Common Stock – 97.2%
	Australia – 11.9%
5,453,037	CFS Retail Property Trust Group	$9,488,795
2,776,835	Charter Hall Retail Real Estate Investment Trust	8,918,617
38,529,000	Dexus Property Group	34,642,306
1,410,723	Goodman Group	5,969,746
3,775,664	GPT Group	11,484,848
2,287,571	Westfield Group	20,649,937
12,667,562	Westfield Retail Trust	33,659,098
		124,813,347

	Canada – 9.4%
200,100	Calloway Real Estate Investment Trust	4,738,368
500,000	Crombie Real Estate Investment Trust	6,371,765
1,856,000	H&R Real Estate Investment Trust	37,382,023
2,522,900	InnVest Real Estate Investment Trust	11,088,888
1,698,100	RioCan Real Estate Investment Trust	39,587,705
		99,168,749

	France – 7.2%
65,700	Altarea	11,588,004
351,122	Societe de la Tour Eiffel	23,499,545
158,851	Unibail-Rodamco SE	40,768,012
		75,855,561

	Germany – 1.1%
630,260	Deutsche Wohnen AG (a)	11,719,955
	Hong Kong – 4.1%
8,913,000	Link REIT (The)	43,221,512
	Japan – 6.1%
840	Activia Properties, Inc.	6,625,375
1,240	Frontier Real Estate Investment Corp.	6,134,817
18,235	Japan Retail Fund Investment Corp.	37,162,238
189,800	Mitsui Fudosan Co., Ltd.	6,835,003
139,400	Sumitomo Realty & Development Co., Ltd.	6,936,511
		63,693,944

	Netherlands – 4.0%
218,455	Corio NV	9,805,725
472,401	Eurocommercial Properties NV	20,088,154
277,161	Vastned Retail NV	12,597,429
		42,491,308

Shares		Market Value ($)
	New Zealand – 0.7%
9,050,000	Goodman Property Trust	$7,336,874
	Singapore – 6.3%
6,735,000	Ascendas Real Estate Investment Trust	11,735,308
14,578,000	CapitaMall Trust	21,995,161
8,834,700	Global Logistic Properties Ltd.	20,221,989
10,407,000	Mapletree Greater China Commercial Trust	6,923,713
4,757,000	Suntec Real Estate Investment Trust	5,802,138
		66,678,309

	United Kingdom – 5.7%
2,513,668	Land Securities Group Plc	40,113,008
3,579,373	Segro Plc	19,800,630
		59,913,638

	United States – 40.7%
979,167	American Homes 4 Rent, Class A (a)(b)	15,862,505
995,353	Brandywine Realty Trust	14,024,524
676,300	Camden Property Trust	38,467,944
666,632	CBL & Associates Properties, Inc.	11,972,711
548,269	General Growth Properties, Inc.	11,003,759
414,515	Health Care REIT, Inc.	22,205,569
748,600	Highwoods Properties, Inc.	27,076,862
1,426,200	Host Hotels & Resorts, Inc.	27,725,328
1,633,200	Liberty Property Trust	55,316,484
1,183,385	Macerich Co. (The)	69,689,543
1,492,645	OMEGA Healthcare Investors, Inc.	44,480,821
595,531	ProLogis, Inc.	22,004,870
100,000	Regency Centers Corp.	4,630,000
1,040,500	Retail Properties of America, Inc., Class A	13,235,160
1,502,887	Spirit Realty Capital, Inc.	14,773,379
1,561,834	UDR, Inc.	36,468,824
		428,938,283
	Total Common Stock
	(cost $863,741,142)	1,023,831,480

See notes to financial statements.

ANNUAL REPORT 2013	9

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 9.6%
	United States – 9.6%
100,000	CBL & Associates Properties, Inc., Series D	$2,375,000
320,000	Digital Realty Trust, Inc., Series E	6,947,200
1,050,000	EPR Properties, Series F	22,249,500
444,300	General Growth Properties, Inc., Series A	8,952,645
319,479	Glimcher Realty Trust, Series G	7,996,559
150,000	iStar Financial, Inc., Series F	3,409,500
765,000	iStar Financial, Inc., Series I	17,357,850
192,468	LaSalle Hotel Properties, Series G	4,555,718
400,000	LaSalle Hotel Properties, Series I	8,072,000
268,000	Pebblebrook Hotel Trust, Series A	6,691,960
272,000	Pennsylvania Real Estate Investment Trust, Series B	6,454,560
280,000	Urstadt Biddle Properties, Inc., Series F	6,448,400
	Total Preferred Stock (cost $103,764,355)	101,510,892
	Total Investments – 106.8% (cost $967,505,497)	1,125,342,372
	Liabilities in Excess of Other Assets – (6.8)%	(71,807,249)

	Net Assets – 100.0%	$1,053,535,123
*	Include U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the securities amounted to $15,862,505 or 1.5% of net assets.

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value (cost $967,505,497)	$1,125,342,372
Cash and cash equivalents	63
Receivable for investment securities sold	42,962,195
Dividends and interest receivable	6,348,077
Dividend withholding reclaims receivable	47,162
Other assets	118,428
Total Assets	1,174,818,297

Liabilities
Payable for investment securities purchased	61,316,688
Line of credit payable	58,727,500
Management fee payable	796,121
Accrued expenses	429,996
Unrealized depreciation on spot contracts	12,869
Total Liabilities	121,283,174

Net Assets	$1,053,535,123

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,329,609,903
Distributions in excess of net investment income	(75,565,040)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(358,460,839)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	157,834,509

Net Assets	$1,053,535,123

Net Asset Value (based on 116,590,494 shares outstanding)	$9.04

See notes to financial statements.

ANNUAL REPORT 2013	11

Statement of Operations

For the Year Ended December 31, 2013
Investment Income
Dividends (net of foreign withholding taxes of $3,042,089)	$50,133,845
Interest	262
Total Investment Income	50,134,107

Expenses
Management fees	9,758,144
Printing and mailing fees	662,955
Interest expense on line of credit	265,636
Administration fees	237,065
Custodian fees	184,363
Transfer agent fees	183,323
Insurance fees	172,716
Trustees’ fees and expenses	158,762
NYSE listing fee	103,007
Legal fees	90,810
Audit and tax fees	74,500
Miscellaneous expenses	32,248
Total Expenses	11,923,529
Management fee waived	(92,484)
Net Expenses	11,831,045

Net Investment Income	38,303,062

Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	13,663,354
Written options	77,072
Foreign currency transactions	(342,936)
Total Net Realized Gain	13,397,490
Net change in unrealized appreciation (depreciation) on:
Investments	(40,332,351)
Written options	116,893
Foreign currency denominated assets and liabilities	12,244
Total Net Change in Unrealized Appreciation (Depreciation)	(40,203,214)

Net Realized and Unrealized Loss on Investments, Written Options and Foreign Currency Transactions	(26,805,724)

Net Increase in Net Assets	$11,497,338

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Change in Net Assets Resulting from Operations

Net investment income	$38,303,062	$38,558,659

Net realized gain on investments, written options and foreign currency transactions	13,397,490	49,110,969

Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency denominated assets and liabilities	(40,203,214)	135,606,514

Net increase in net assets resulting from operations	11,497,338	223,276,142

Dividends and Distributions on Common Shares

Distribution of net investment income	(44,911,599)	(67,855,667)

Distribution of return of capital	(18,047,268)	—

Total dividends and distributions on Common Shares	(62,958,867)	(67,855,667)

Net Increase (Decrease) in Net Assets	(51,461,529)	155,420,475

Net Assets

Beginning of year	1,104,996,652	949,576,177

End of year (net of distributions in excess of net investment income of $75,565,040 and $80,867,885, respectively)	$1,053,535,123	$1,104,996,652

See notes to financial statements.

ANNUAL REPORT 2013	13

Statement of Cash Flows

For the Year Ended December 31, 2013

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$11,497,338

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	40,332,351

Net change in unrealized appreciation/depreciation on written options	(116,893)

Net realized gain on investments	(13,663,354)

Cost of securities purchased(1)	(168,703,615)

Proceeds from sale of securities(2)	136,651,817

Net realized gain on written options	(77,072)

Premiums received on written options	183,346

Payments to close written options	(43,525)

Increase in receivable for investment securities sold	(42,962,195)

Decrease in dividends and interest receivable	964,127

Increase in dividend withholding reclaims receivable	(12,936)

Decrease in other assets	6,416

Increase in payable for investment securities purchased	61,316,688

Increase in management fee payable	35,533

Increase in accrued expenses	67,356

Increase in unrealized depreciation on spot contracts	12,804

Net Cash Provided by Operating Activities	25,488,186

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(62,958,867)

Proceeds from borrowing on line of credit	145,837,600

Payments on line of credit	(108,548,900)

Net Cash Used in Financing Activities	(25,670,167)

Net decrease in cash	(181,981)

Cash and Cash Equivalents at Beginning of Year	182,044

Cash and Cash Equivalents at End of Year	$63

Supplemental disclosure

Interest paid on line of credit	$243,334

(1)	Includes non-cash transaction for the acquisition of Unibail at a cost basis of $430,357.

(2)	Includes the premiums on written options of $176,356.

See notes to financial statements.

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the year	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009

Net asset value, beginning of year	$9.48	$8.14	$8.58	$7.51	$5.63

Income from investment operations
Net investment income (1)	0.33	0.33	0.34	0.36	0.39
Net realized and unrealized gain (loss) on investments, written options, swap contracts and foreign currency transactions	(0.23)	1.59	(0.24)	1.25	2.03
Total from investment operations	0.10	1.92	0.10	1.61	2.42
Dividends and distributions on Common Shares
Net investment income	(0.39)	(0.58)	(0.33)	(0.54)	(0.54)
Return of capital	(0.15)	—	(0.21)	—	—
Total dividends and distributions to Common Shareholders	(0.54)	(0.58)	(0.54)	(0.54)	(0.54)
Net asset value, end of year	$9.04	$9.48	$8.14	$8.58	$7.51
Market value, end of year	$7.92	$8.86	$6.84	$7.75	$6.37
Total investment return (2)
Net asset value	0.91%	24.15%	0.94%	22.41%	46.79%
Market value	(4.93)%	38.77%	(5.38)%	31.06%	79.09%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of year (thousands)	$1,053,535	$1,104,997	$949,576	$1,000,238	$875,448
Ratios to average net assets applicable to Common Shares of: Net expenses, after fee waiver +	1.06%	0.99%	1.03%	0.94%	1.14%
Net expenses, before fee waiver +	1.07%	1.05%	1.14%	1.11%	1.38%
Net expenses, after the fee waiver excluding interest on line of credit +	1.04%	0.98%	0.97%	0.90%	1.12%
Net expenses, before the fee waiver excluding interest on line of credit +	1.04%	1.04%	1.09%	1.07%	1.35%
Net investment income, after preferred share dividends	3.43%	3.68%	3.98%	4.60%	6.75%
Preferred share dividends	N/A	N/A	N/A	N/A	0.04%
Net investment income, before preferred share dividends +	3.43%	3.68%	3.98%	4.60%	6.79%
Portfolio turnover rate	11.38%	14.42%	1.53%	12.91%	28.04%

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

ANNUAL REPORT 2013	15

Notes to Financial Statements

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2013 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks

Australia	$124,813,347	$—	$—	$124,813,347

Canada	99,168,749	—	—	99,168,749

France	75,855,561	—	—	75,855,561

Germany	11,719,955	—	—	11,719,955

Hong Kong	43,221,512	—	—	43,221,512

Japan	63,693,944	—	—	63,693,944

Netherlands	42,491,308	—	—	42,491,308

New Zealand	7,336,874	—	—	7,336,874

Singapore	66,678,309	—	—	66,678,309

United Kingdom	59,913,638	—	—	59,913,638

United States	428,938,283	—	—	428,938,283

Total Common Stocks	1,023,831,480	—	—	1,023,831,480
Preferred Stocks

United States	101,510,892	—	—	101,510,892

Total Investments in Real Estate Securities	$1,125,342,372	$—	$—	$1,125,342,372

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. The fair value of Level 2 and Level 1 investments at December 31, 2012 was $1,560,345 and $1,098,553,427,

respectively. There were no transfers between Level 2 or Level 1 during the year ended December 31, 2013. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

The Trust held investments that were classified as Level 3 investments during 2013 because no market quotations were readily available during the period that they were classified as Level 3. In determining the fair value of these Level 3 investments, the following factors were evaluated: recent observable transactions (including pending IPOs), comparable public company valuations, financial condition, earnings, and the portfolio of real estate investments held.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

United States Common Stocks
Balance as of December 31, 2012	$19,791,655

Transfers in and/or out of Level 3	(10,000,005)*

Realized gain (loss)	(13,637,098)

Change in unrealized appreciation (depreciation)	13,708,310

Purchases	—

Sales	(9,862,862)
Balance as of December 31, 2013	$—

*	Transferred out of Level 3 due to availability of observable pricing inputs.

For the year ended December 31, 2013, there have been no significant changes to the Trust’s fair valuation methodology.

Derivatives and Hedging Disclosure – Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Trust has invested in derivatives, specifically written options,

ANNUAL REPORT 2013	17

Notes to Financial Statements continued

during the year ended December 31, 2013 which are detailed in the table herein. The Trust’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Trust’s NAV or net assets over a specified time period. If an event occurred that triggered a contingent feature, the counterparty to the agreement may require the Trust to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for the Trust.

The derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a derivative contract might default on its obligations. The effect of such derivative instruments on the Trust’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the summary below.

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts		$—	Written options	$—

Gain or (loss) associated with derivatives outstanding throughout the year ended December 31, 2013 is as follows:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Written Options

Equity contracts	$77,072

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Written Options

Equity contracts	$116,893

For the fiscal year ended December 31, 2013, the Trust’s average premiums received for written options was $22,121.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2013, the Trust did not hold any forward exchange currency contracts.

Options – The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options during the fiscal year ended December 31, 2013 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	2,000	$110,607
Options written during the year	2,650	183,346
Options closed during the year	(2,650)	(120,597)
Options exercised during the year	(2,000)	(173,356)
Options outstanding, end of year	—	$—

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

A spot contract is a purchase or sale of foreign currency. The difference between the transaction price and the foreign currency rate as of December 31, 2013 for unsettled trades is recorded in the statement of operations as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The difference between the transaction price and the spot rate on the disbursement date is recorded in the statement of operations as realized gain/loss on foreign currency transactions.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates

ANNUAL REPORT 2013	19

Notes to Financial Statements continued

and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the year ended December 31, 2013, the Trust incurred management fees of $9,665,660 which are net of $92,484 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities

For the year ended December 31, 2013, there were purchases and sales transactions (excluding short-term securities and options) of $168,703,615 and $136,651,817, respectively.

6.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2013, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2010, through December 31, 2013, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2013, the adjustments were to decrease additional paid-in capital by $15,479,007, decrease accumulated net realized loss on investments by $3,567,625, and decrease distributions in excess of net investment income by $11,911,382 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements concluded

At December 31, 2013, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $11,888,920, $319,860,163 and $26,711,743 in 2016, 2017 and 2018, respectively. The Trust utilized $15,479,007 capital loss carryforward during the current year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust does not have capital losses with no expiration.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. The Trust incurred and will defer qualified late year losses of $15,282,047 during 2013.

For the year ended December 31, 2013, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $44,911,599 of ordinary income and $18,047,268 of return of capital, respectively. For the year ended December 31, 2012, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $67,855,667 of ordinary income.

Information on the tax components of net assets as of December 31, 2013 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on ForeignCurrency	Qualified Late Year Losses	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,027,800,531	$193,216,157	$(95,674,316)	$97,541,841	$9,662	$(15,282,047)	$(358,460,826)

7.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2013, there were borrowings in the amount of $58,727,500 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2013 was $31,019,104 with a related weighted average interest rate of 0.84%. The maximum amount outstanding for the year ended December 31, 2013, was $64,755,000. The Trust had borrowings under the line of credit for 309 days during 2013.

8.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued no common shares for the year ended December 31, 2013 and 2012, respectively. At December 31, 2013, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding as of December 31, 2013.

At December 31, 2013, the Trust had no shares of auction rate preferred securities outstanding.

9.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At December 31, 2013, the Trust held no assets, liabilities, financial instruments or derivatives that would require master netting arrangements or similar agreements.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Advisor has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Trust’s financial statements.

ANNUAL REPORT 2013	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

CBRE Clarion Global Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the CBRE Clarion Global Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Trust’s custodian and brokers. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Global Real Estate Income Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 25, 2014

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $5,610,126 was received by the Trust through December 31, 2013. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to elect to pass through to shareholders the credit for taxes paid of $1,727,300 during the year ended December 31, 2013. The gross foreign income for the year ended December 31, 2013 is $30,312,274.

For corporate shareholders, 0.35% of ordinary income distributions for the year ended December 31, 2013 qualified for the corporate dividends-received deduction.

In February 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Corporate Governance

The Fund submitted its Annual CEO certification for 2013 to the New York Stock Exchange (“NYSE”) on November 8, 2013 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 9, 2013.

With regard to the election of the following Trustee of the Fund:

	Number of Shares In Favor	Number of Shares Withheld
Richard L. Sutton	100,841,719.300	2,417,135.350
John R. Bartholdson	100,952,039.647	2,306,815.003

The other Trustees of the Fund whose terms did not expire in 2013 are T. Ritson Ferguson, Asuka Nakahara, and Frederick Hammer.

ANNUAL REPORT 2013	23

Supplemental Information (unaudited) continued

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 54	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 58	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 77	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of JetPay Financial Corp. (since 2011); Inter-Atlantic Financial, Inc. (2007 - 2011); E-Duction, Inc. (2005 - 2008), Avalon Insurance Holdings, Inc. (2006 - 2009) and Homeowners of America Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006 - 2009); Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 -2005).
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 78	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Investors in Global Real Estate Ltd. (since 2006).
John R. Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 69	3 years/ 9 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 - 2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (since 2013). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2014 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2015 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2016 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 36 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010); Senior Vice President of CBRE Clarion Securities LLC (2005 - 2010).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 45 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of CBRE Clarion Securities LLC (2007 - 2010).

ANNUAL REPORT 2013	25

Supplemental Information (unaudited) continued

Board Considerations in Approving the Advisory Agreement

At a meeting of the Board held on December 6, 2013, the Board, including all of those Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust through December 31, 2014. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with shareholder expectations. During the course of its deliberations, the Board received information relating to other closed-end equity funds, including those whose investment objectives and policies are similar to the Trust (the “peer group”), as well as information relating to other accounts managed by the Advisor in accordance with investment objectives and policies similar to those of the Trust. In determining to approve the continuation of the Advisory Agreement, the Board took into account a number of factors, in each case in the context of the specific facts and circumstances of the Trust and without assigning relative weight to any factor or identifying any factor as determinative.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services and administrative services provided by the Advisor, including the performance achieved by the Advisor for the Trust in varying market environments, the consistency of the Advisor’s investment decision process, and the experience of the Advisor’s personnel, including additional research capability and other resources available to the Advisor, following the acquisition of the Advisor by CBRE Group, Inc. (“CBRE”) in 2011, and the continuing commitment of the Advisor’s senior management to the Advisor’s core business. The Board also considered the administrative resources devoted by the Advisor to oversight of the Trust’s operations, noting that administrative and related compliance oversight services are provided to the Trust under the terms of the Advisory Agreement and without (unlike some funds in the peer group) separate charge to the Trust. The Board also considered the Trust’s strategic focus on providing income to its shareholders and current economic trends and conditions, as well as the performance and expenses of comparable closed-end equity funds, including peer group funds, and the Advisor’s view as to the reasons for performance differences, including the Trust’s unlevered position as compared to certain of the peer group funds. The Board concluded that the quality of the services provided to the Trust by the Advisor was satisfactory and supported the continued retention of the Advisor by the Trust.

The Board also considered the level of compensation to which the Advisor is entitled under the Advisory Agreement. Among other things, the Board considered the Trust’s advisory fee structure and the methodology with which the Advisor’s fee is calculated. The Board reviewed information provided by the Advisor with respect to the profits realized by the Advisor as a result of its services to the Trust, including the factors considered by the Advisor in determining such profits and the expiration of fee waivers that had been in place since the Trust’s inception in 2004; the Advisor’s profitability in connection with its management of other advisory accounts; and the fees and expenses of comparable closed-end equity funds, including the Trust’s peer group. The Board concluded that the Advisor’s fees continue to be within the range of fees of other closed-end equity funds, including the peer group, and that the Trust’s expense ratio has remained comparable to that of the peer group funds. The Board concluded that fees paid to the Adviser by the Trust were not excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. Although reviewed by the Board, the potential for realization of economies of scale was not a factor in the Board’s conclusions, because the Trust is a closed-end vehicle with limited potential for asset growth.

26	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170, Phone Number: (866) 221-1580.

ANNUAL REPORT 2013	27

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

COLLEGE STATION, TEXAS

LEGAL COUNSEL

BINGHAM MCCUTCHEN LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2.	Code of Ethics.

(a) The Trust has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Trust has not amended its Financial Officer Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver, including an implicit waiver, from a provision of its Financial Officer Code of Ethics.

(e) Not applicable.

(f) The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3.	Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed from the Trust’s fiscal year ended December 31, 2012 and fiscal year ended December 31, 2013, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

2013: $50,000

2012: $48,000

Audit-Related Fees

(b) The aggregate fees billed from the Trust’s fiscal year ended December 31, 2012 and fiscal year ended December 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2013: $0

2012: $0

Tax Fees

(c) The aggregate fees billed from the Trust’s fiscal year ended December 31, 2012 and fiscal year ended December 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2013: $25,000

2012: $24,500

Services include income tax return services including the review and signing of the Trust’s Form 1120-RIC as prepared by the Trust’s administrator.

All Other Fees

(d) The aggregate fees billed from the Trust’s fiscal year ended December 31, 2012 and fiscal year ended December 31, 2013 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:

2013: $0

2012: $0

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Clarion Securities LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

(ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the fiscal year ended December 31, 2012 and fiscal year ended December 31, 2013 are as follows:

2013: $34,500

2012: $307,000

(h) Not applicable.

Item 5.	Audit Committee of Listed registrants.

(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.

(b) Not applicable.

Item 6.	Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Trust’s and the Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	As of February 25, 2014:

T. Ritson Ferguson

Chief Executive Officer and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1991

Steven D. Burton

Managing Director and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1995

Joseph P. Smith

Managing Director and Co-Chief Investment Officer, CBRE Clarion Securities LLC since

1997

Other Accounts Managed (as of December 31, 2013). The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

Name of Portfolio Managers	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
T. Ritson Ferguson	Registered Investment Companies	16	$12,465,437,761	0	$0

	Other Pooled Investment Vehicles	36	$4,927,994,247	2	$118,110,006

	Other Accounts	70	$5,292,092,215	8	$2,052,265,048

Steven D. Burton	Registered Investment Companies	11	$10,558,349,250	0	$0

	Other Pooled Investment Vehicles	32	$4,730,184,614	2	$118,110,006

	Other Accounts	54	$4,676,932,438	8	$2,052,265,048

Joseph P. Smith	Registered Investment Companies	15	$12,427,005,189	0	$0

	Other Pooled Investment Vehicles	32	$4,834,054,124	2	$118,110,006

	Other Accounts	69	$4,906,982,116	8	$2,052,265,048

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary—Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation—Senior management, including the portfolio managers primarily responsible for the Trust, owns a minority interest in CBRE Clarion. Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus—Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside. Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage. Performance is quantified through a proprietary “scorecard” graded by the CEO and the other CIOs. In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation—A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers. These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Trust, nor is compensation based on the level of Trust assets.

Ownership of Trust Shares

The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2013.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$500,001-$1,000,000
Steven D. Burton	$100,001-$500,000
Joseph P. Smith	$10,001-$50,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Fund Officer Code of Ethics.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)* /s/ T. Ritson Ferguson
T. Ritson Ferguson, President and Chief Executive Officer

Date March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ T. Ritson Ferguson
T. Ritson Ferguson, President and Chief Executive Officer

Date March 4, 2014

By (Signature and Title)* /s/ Jonathan A. Blome
Jonathan A. Blome, Chief Financial Officer

Date March 4, 2014

* Print the name and title of each signing officer under his or her signature.